GOLDMAN SACHS TRUST

Separate Account Institutional Shares of the

Goldman Sachs Municipal Income Completion Fund

(the “Fund”)

Supplement dated January 28, 2020 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated July 29, 2019

Effective immediately, Ben Barber will no longer serve as a portfolio manager for the Fund. Scott Diamond and Joseph Wenzel will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Barber in the Prospectus, Summary Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

GSMUNINCOMSTK 01-20